UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2025
Pinstripes Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1150 Willow Road
Northbrook, IL 60062
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (847) 480-2323

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PNST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Binding Letter of Intent in Respect of Recapitalization Transaction
On March 7, 2025, Pinstripes Holdings, Inc. (the “Company”) entered into a binding letter of intent (the “Letter of Intent”) with Oaktree Capital Management, L.P. (“Oaktree”), an affiliate of Oaktree Fund Administration LLC (the “Oaktree Agent”) with respect to a recapitalization of the Company. With the assistance of its financial advisor, Piper Sandler & Co., the Company has been actively pursuing potential alternative transactions simultaneously, including a possible sale of the Company or refinancing of its existing indebtedness. The Company entered into the Letter of Intent following extensive negotiation over the terms as the Company sought to maximize value for its stakeholders, including stockholders, and upon approval from the Company’s Board of Directors (the “Board”), following the recommendation of a special committee of independent, disinterested directors (the “Special Committee”). The Letter of Intent provides, among other things, that: (i) the Company will issue a number of shares of its Class A Common Stock, par value $0.0001 per share (“Common Stock”) to the Oaktree Lenders (as defined below) such that the Oaktree Lenders will hold 85% of the Company’s Common Stock, and existing stockholders will hold 15% of the Common Stock following the closing of recapitalization transaction, all subject to dilution from Common Stock issuable pursuant to a management incentive plan equal to 10% of the Common Stock and the preferred stock that is described below (the “MIP”), (ii) the Company will issue warrants to its existing holders of Common Stock, which will expire seven years after the closing of the recapitalization transaction and will be exercisable into: 15% of the Common Stock (subject to dilution from the MIP at a total equity value of $300 million, plus 30% of Common Stock (subject to dilution from the MIP) at a total equity value of $400 million, plus 75% of Common Stock (subject to dilution from the MIP) at a total equity value of $750 million (providing potential significant additional value to the extent the first liquidity event following the closing of the recapitalization values the equity of the Company at or above on or more of these threshold amounts), (iii) in exchange for the make-whole payment under the Oaktree Loan Agreement (as defined below), the Company will issue to the Oaktree Lenders preferred stock in a stated amount equal to 1.25x the amount of the total make-whole under the existing indebtedness under the Oaktree Loan Agreement, which will bear an 8% PIK coupon, (iv) the existing indebtedness under the Oaktree Loan will remain outstanding and the Oaktree Loan Agreement will be amended in connection with the closing of the recapitalization transaction to convert the make-whole into preferred stock, eliminate financial covenants and waive prior defaults, (v) following the closing of the recapitalization transaction, Oaktree will appoint all of the Company’s directors, and (vi) as a condition to closing of the recapitalization transaction, the Company’s Common Stock will have been delisted from the New York Stock Exchange (the “NYSE”). In addition, the Company has agreed not to pursue alternative transactions prior to the termination of the Letter of Intent in accordance with its terms.
The closing of the recapitalization transaction contemplated by the Letter of Intent is subject to negotiation and finalization of the related definitive agreements and satisfaction or waiver of the condition that all prior defaults are waived by the lenders under the Company's loan agreements with Silverview Credit Partners, L.P. and with GCCP II Agent, LLC and other customary conditions to closing.
Oaktree Funding and Third Amendment
In connection with the entry into the Letter of Intent, the Company, Pinstripes, Inc. (the “Borrower”) and the other guarantors party thereto (the “Guarantors”) entered into the Third Amendment (the “Oaktree Third Amendment”) to the loan agreement (as amended, the “Oaktree Loan Agreement”), dated as of December 29, 2023, by and among the Borrower, the Company, the Guarantors, the Oaktree Agent and the lenders from time to time party thereto (the “Oaktree Lenders”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Oaktree Loan Agreement. On March 7, 2025, in connection with the closing of the Oaktree Third Amendment, the Oaktree Lenders will fund a Tranche 2 Loan in the amount of $7.5 million. The Oaktree Third Amendment also provides, among things (including amendments to the financial reporting covenant), that (i) the milestone deadline in respect of consummating an equity transaction will be extended from March 21, 2025 to March 31, 2025, (ii) the proceeds of the $7.5 million Tranche 2 Loan will be deposited into an account subject to a control agreement, will be utilized consistently with an approved budget and can only be withdrawn once every calendar week by delivering a withdrawal notice to the Oaktree Agent, (iii) on or prior to March 7, 2025 (or such later date as may be agreed to by Oaktree in its sole discretion), the Company shall have retained and appointed a consulting firm designated by the Board and approved by Oaktree to provide advisory and consulting services to the Company on terms and conditions satisfactory to Oaktree and (iv) on or prior to March 12, 2025 (or such later date as may be agreed to by Oaktree in its sole discretion), the Board will have appointed a representative of such consulting firm, approved by Oaktree, to act as an officer of the Company (reporting to the Board).
Interest on the Tranche 2 Loan accrues on a daily basis calculated based on a 360-day year at a rate per annum equal to 20%, payable quarterly in arrears, at the Company’s option, either in cash or in kind (subject to certain procedures and conditions). The maturity date of the Tranche 2 Loan is December 29, 2028. The obligations of the Borrower under the

Tranche 2 Loan are unconditionally guaranteed (the “Guarantees”) by the Company and the Guarantors. The obligations under the Tranche 2 Loan and the Guarantees are secured by a second lien security interest in substantially all assets of the Borrower and the Guarantors, subordinate to the first lien security interests of the other senior secured lenders of the Borrower, and including a pledge of the equity of the Borrower.
In addition, the Oaktree Agent and the Oaktree Lenders agreed to forbear from exercising any of their rights or remedies under the Oaktree Loan Agreement in respect of an Event of Default as a result of (i) the Company’s failure to maintain a Total Net Leverage Ratio of no greater than 6:00:1:00 for the Measurement Period ending on January 6, 2025, (ii) the Company's failure to observe or perform certain agreements or conditions under the Silverview Loan Agreement and (iii) the cross-defaults under the Granite Creek Loan Agreement, until the earlier of March 31, 2025 or the occurrence of any event terminating such forbearance.
The foregoing descriptions of the Letter of Intent and the Oaktree Third Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Letter of Intent and the Oaktree Third Amendment, which are filed herewith as Exhibit 10.1 and 10.2 and are incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 under the heading Oaktree Funding and Third Amendment to Oaktree Loan Agreement is incorporated by reference herein.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On March 5, 2025, the NYSE notified the Company and publicly disclosed that it has determined to commence proceedings to delist the Company’s Common Stock, as a result of the Company’s non-compliance with Rule 802.01B of the NYSE Listed Company Manual that requires listed companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days. Trading of the Common Stock on the NYSE was suspended after market close on March 5, 2025. The NYSE will apply to the Securities and Exchange Commission (the “SEC”) to delist the Common Stock upon completion of all applicable procedures. The Company has informed the NYSE that it will not appeal the delisting determination and accordingly, the Common Stock will be delisted from the NYSE.
As a result of the suspension in trading and expected delisting, the Common Stock is trading publicly on the OTC Pink Market operated by the OTC Market Group Inc. (the "OTC"). The OTC market is a significantly more limited market than the NYSE, and quotation on the OTC will likely result in a less liquid market for existing and potential holders of the Common Stock to trade the Common Stock and could further depress the trading price of the Common Stock. The Company can provide no assurance that the Common Stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Stock on this market, or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market for existing and potential holders of the Common Stock.
The transition to the OTC is not expected to affect the Company’s business operations, its relationships with partners or employees or its current SEC reporting obligations. The Company has not yet made any determination with respect to suspending its reporting obligations under Section 15(d) and Section 12(g) of the Securities and Exchange Act of 1934, as amended. No assurances can be provided that trading of the Class A Common Stock on the OTC will occur.
Item 3.02 Unregistered Sales of Equity Securities
On March 7, 2025, the Company issued Oaktree Tranche 2 Warrants (as defined in the Oaktree Loan Agreement) exercisable for 436,875 shares of the Company’s Common Stock. The issuance of such Oaktree Tranche 2 Warrants was not registered under the Securities Act, with such Oaktree Tranche 2 Warrants being issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.
Item 7.01 Regulation FD Disclosure.
On March 7, 2025, the Company issued a press release announcing the entry into the Letter of Intent, NYSE’s suspension of trading of the Common Stock after market close on March 5, 2025, NYSE’s commencement of proceedings to delist the Company’s Common Stock, as a result of the Company’s non-compliance with Rule 802.01B of the NYSE Listed Company Manual that requires listed companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days, and that the Company has informed NYSE that it does not intend to appeal the delisting determination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the recapitalization transaction contemplated by the Letter of Intent. We intend such forward-looking statements to be covered by the safe harbor provisions for the forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. Such forward-looking statements are often identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “forecasted,” “projected,” “potential,” “seem,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or otherwise indicate statements that are not of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability to consummate the recapitalization transaction due to failure to negotiate definitive documentation or failure to satisfy conditions to completion of the proposed transaction; risks related to the substantial indebtedness of the Company, including the Company’s ability to satisfy the financial and other covenants contained in the agreements governing such indebtedness and risks relating to the existing defaults under such agreements; the Company’s liquidity position and its ability to raise additional capital to fund future operational requirements or any acquisitions; the ability of the Company to grow and manage growth profitably, maintain key relationships and retain its management and key employees, including its ability to identify and retain a new Chief Financial Officer; the risk that there may not be an active trading market for the Common Stock following the delisting of the Common Stock from the NYSE; risks related to the Company’s current growth strategy; risks related to the Company’s ability to continue as a going concern; the Company’s ability to successfully open and integrate new locations on a timely basis; risks related to the capital intensive nature of the Company’s business; the ability of the Company to attract new customers and retain existing customers; the impact of labor shortage and inflation on the Company; and other economic, business and/or competitive factors. The foregoing list of factors is not exhaustive.
Stockholders and prospective investors should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K filed by the Company on June 28, 2024, the Quarterly Report on Form 10-Q filed by the Company on February 19, 2025, and other documents filed by the Company from time to time with the SEC.
Stockholders and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which only speak as of the date made, are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of the Company. Except as expressly required by the federal securities laws, the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of the Company with respect thereto or any change in events, conditions or circumstances on which any statement is based.
Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1 **	Letter of Intent, dated March 7, 2025, by and between the Company and Oaktree Capital Management, L.P.
10.2 **
Third Amendment to Oaktree Loan Agreement, dated March 7, 2025, by and among Pinstripes Holdings, Inc., Pinstripes, Inc., the other guarantors party thereto, Oaktree Fund Administration, LLC and the lenders from time to time party thereto.

99.1 **	Press release issued by Pinstripes Holdings, Inc., dated March 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
 __________________
**       Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Pinstripes Holdings, Inc.

Dated: March 7, 2025	/s/ Caitlin J. Schaefer
Caitlin J. Schaefer
Chief Accounting Officer